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                                                                 Exhibit 10.21

             SCHEDULE TO FORM OF NHP FIRST SERIES OPTION AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

Facility
Location                              Company                         Management Firm
--------                              -------                         ----------------
Akron, OH                             Elder Care Operators            Balanced Care at Akron, Inc.
                                      of Akron, LLC

Hilliard, OH                          Elder Care Operators            Balanced Care at Hilliard, Inc.
                                      of Hilliard, LLC

Lakemont Farms, PA                    Elder Care Operators            Balanced Care at Lakemont Farms, Inc.
                                      of Lakemont Farms, LLC

York, PA                              Elder Care Operators            Balanced Care at York, Inc.
                                      of York, LLC

Bristol, TN                            Elder Care Operators            Balanced Care at Bristol, Inc.
                                      of Bristol, LLC

Murfreesboro, TN                      Elder Care Operators            Balanced Care at Murfreesboro, Inc.
                                      of Murfreesboro, LLC
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